Exhibit 99.1


                           KNIGHT TRADING GROUP, INC.
            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

         The following unaudited pro forma consolidated financial statements and accompanying notes have been prepared to give effect to the sale of the Derivative Markets business of Knight Trading Group, Inc. (the "Company") to Citigroup Financial Products Inc. ("Citigroup"). The sale, finalized on December 9, 2004 included substantially all of the assets and certain liabilities that comprise the Derivative Markets business, as operated by Knight Financial Products LLC and Knight Execution Partners LLC (both wholly-owned indirect subsidiaries of the Company). The sale price was for $237.0 million, which represents $135.3 million plus the adjusted book value of the Derivative Markets business ("Benchmark Book Value") at closing as defined in the Asset Purchase Agreement, as amended (the "Agreement"). The sale price was paid in cash and is subject to post-closing adjustments to the Benchmark Book Value as described in the Agreement. The full details of the sale are set forth in the Agreement, dated as of August 8, 2004, by and among the Company and Citigroup, a copy of which is incorporated by reference herein, and Amendment No. 1 to the Agreement, dated as of December 9, 2004, by and among the Company and Citigroup, a copy of which is attached as an exhibit hereto.

         The unaudited pro forma consolidated statement of financial condition as of September 30, 2004 and the unaudited pro forma consolidated statements of operations for the years ended December 31, 2001, 2002 and 2003 have been prepared as though the sale of the Derivative Markets business had occurred on January 1, 2001, the earliest date presented. The Company reported its Derivative Markets business as discontinued operations in its unaudited interim consolidated statement of operations included in the Company's Form 10-Q, as filed with the Securities and Exchange Commission, for the quarter ended September 30, 2004. Therefore, no pro forma statement of operations has been presented in this Form 8-K for such period.


                                               KNIGHT TRADING GROUP, INC.
                                PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                                                   SEPTEMBER 30, 2004
                                                      (Unaudited)

                                                                   Knight Trading Group,      Adjustments
                                                                           Inc.                 (Note 1)           Pro forma
                                                                  ---------------------   ------------------   -----------------


ASSETS
  Cash and cash equivalents                                       $    209,990,127         $    306,093,140     $   516,083,267
  Securities owned, held at clearing brokers, at market value          248,581,687                        -         248,581,687
  Receivable from brokers and dealers                                  463,519,109                        -         463,519,109
  Receivable from discontinued operations                               78,397,867              (78,397,867)                  -
  Investment in Deephaven sponsored funds                              206,331,983                        -         206,331,983
  Fixed assets and leasehold improvements at cost, less
  accumulated depreciation and amortization                             45,985,914                        -          45,985,914
  Strategic investments                                                 26,017,902                        -          26,017,902
  Goodwill                                                              19,182,248                        -          19,182,248
  Intangible assets, less accumulated amortization                      11,701,944                        -          11,701,944
  Assets within discontinued operations                              3,084,952,066           (3,084,952,066)                  -
  Other assets                                                          93,757,419                        -          93,757,419
                                                                --------------------      ------------------   ------------------
       Total assets                                               $  4,488,418,266         $ (2,857,256,793)    $ 1,631,161,473
                                                                ====================      ==================   ==================

LIABILITIES & STOCKHOLDERS' EQUITY
Liabilities
  Securities sold, not yet purchased, at market value             $    228,722,102         $              -     $   228,722,102
  Payable to brokers and dealers                                       293,666,960                        -         293,666,960
  Accrued compensation expense                                          82,240,779                        -          82,240,779
  Liabilities within discontinued operations                         2,987,026,879           (2,987,026,879)                  -
  Accounts payable, accrued expenses and other liabilities             143,305,605               49,312,633         192,618,238
                                                                --------------------      ------------------   ------------------
       Total liabilities                                             3,734,962,325           (2,937,714,246)        797,248,079
                                                                --------------------      ------------------   ------------------

Stockholders' equity
  Class A common shares                                                  1,317,242                        -           1,317,242
  Additional paid-inital                                               407,067,359                        -         407,067,359
  Retained earnings                                                    481,898,971               80,457,453         562,356,424
  Treasury stock, at cost                                             (115,729,941)                       -        (115,729,941)
  Unamortized stock-based compensation                                 (21,097,690)                       -         (21,097,690)
                                                                --------------------      ------------------   ------------------
       Total stockholders' equity                                      753,455,941               80,457,453         833,913,394
                                                                --------------------      ------------------   ------------------
       Total liabilities and stockholders' equity                 $  4,488,418,266         $ (2,857,256,793)    $ 1,631,161,473
                                                                ====================      ==================   ==================


NOTE 1 - The pro forma statement of financial condition gives effect to the sale of the Derivative Markets business as if the transaction occurred on September 30, 2004. The nonrecurring gain on the sale of $80.5 million, net of taxes, has been reflected in the pro forma balance sheet.

            The accompanying notes are an integral part of these pro forma consolidated financial statements.


                                               KNIGHT TRADING GROUP, INC.
                                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                      (Unaudited)

                                                                    For the year ended December 31, 2001

                                                     Knight Trading   Derivative Markets    Adjustments
                                                       Group, Inc.         Business           (Note 1)       Pro forma
                                                    ----------------  -----------------   ---------------  ---------------


REVENUES
Net trading revenue                                  $  560,836,939    $  (128,893,125)   $            -    $ 431,943,814
Commissions and fees                                     49,519,399        (20,886,378)                -       28,633,021
Asset management fees                                    36,756,865                  -                 -       36,756,865
Interest and dividends, net                              24,902,391         (8,397,403)                -       16,504,988
Investment income and other                               9,700,823         (1,179,933)                -        8,520,890
                                                    ----------------  -----------------   ---------------  ---------------
       Total revenue                                    681,716,417       (159,356,839)                -      522,359,578
                                                    ----------------  -----------------   ---------------  ---------------

EXPENSES
Employee compensation and benefits                      246,704,617        (53,824,148)                -      192,880,469
Execution and clearance fees                            116,611,495        (40,240,061)                -       76,371,434
Payments for order flow                                  76,569,668        (24,087,659)                -       52,482,009
Soft dollar and commission recapture expense              6,251,947                  -                 -        6,251,947
Communications and data processing                       48,223,220         (6,206,687)                -       42,016,533
Depreciation and amortization                            41,409,885         (8,262,785)                -       33,147,100
Occupancy and equipment rentals                          19,116,962         (2,636,579)                -       16,480,383
Professional fees                                        14,880,757         (1,419,881)                -       13,460,876
Business development                                     11,394,830         (1,815,409)                -        9,579,421
Writedown of assets and lease loss accrual               20,538,653         (1,571,513)                -       18,967,140
Other                                                    17,766,256         (4,233,209)          755,914       14,288,961
                                                    ----------------  -----------------   ---------------  ---------------
       Total expenses                                   619,468,290       (144,297,931)          755,914      475,926,273
                                                    ----------------  -----------------   ---------------  ---------------

Income from continuing operations before
income taxes                                             62,248,127        (15,058,908)         (755,914)      46,433,305
Income tax expense                                       25,451,284         (2,017,763)         (302,366)      23,131,155
                                                    ----------------  -----------------   ---------------  ---------------

Income before minority interest                          36,796,843        (13,041,145)         (453,548)      23,302,150

Minority interest in losses of consolidated
subsidiaries                                              6,476,487                  -                 -        6,476,487
                                                    ----------------  -----------------   ---------------  ---------------

Net income from continuing operations                $   43,273,330    $   (13,041,145)    $    (453,548)   $  29,778,637
                                                    ================  =================   ===============  ===============

Basic earnings per share from continuing
operations                                           $         0.35    $         (0.11)    $       (0.00)   $        0.24
                                                    ================  =================   ===============  ===============
Diluted earnings per share from continuing
operations                                           $         0.34    $         (0.10)    $       (0.00)   $        0.24
                                                    ================  =================   ===============  ===============

Shares used in computation of basic earnings
per share                                               123,796,181        123,796,181       123,796,181      123,796,181
                                                    ================  =================   ===============  ===============
Shares used in computation of diluted earnings
per share                                               125,758,863        125,758,863       125,758,863      125,758,863
                                                    ================  =================   ===============  ===============


NOTE 1 - The pro forma statement of operations gives effect to the sale of the Derivative Markets business as if the transaction occurred on January 1, 2001. The results of operations of the Derivative Markets business have been removed from the pro forma income statement. The adjustment represents the removal of the corporate overhead expenses, net of taxes, allocated to the Derivative Markets business in 2001, which are included in continuing operations.

            The accompanying notes are an integral part of these pro forma consolidated financial statements.


                                               KNIGHT TRADING GROUP, INC.
                                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                       (Unaudited)

                                                                      For the year ended December 31, 2002

                                                     Knight Trading   Derivative Markets    Adjustments
                                                       Group, Inc.         Business           (Note 1)        Pro forma
                                                    ----------------  -----------------   ---------------  ---------------


REVENUES
Net trading revenue                                 $   375,498,350    $  (120,053,833)   $            -   $  255,444,517
Commissions and fees                                     93,410,995        (17,811,667)                -       75,599,328
Asset management fees                                    34,510,111                  -                 -       34,510,111
Interest and dividends, net                               5,877,206           (520,256)                -        5,356,950
Investment income and other                              14,361,389         (1,162,379)                -       13,199,010
                                                    ----------------  -----------------   ---------------  ---------------
       Total revenues                                   523,658,051       (139,548,135)                -      384,109,916
                                                    ----------------  -----------------   ---------------  ---------------

EXPENSES
Employee compensation and benefits                      217,272,728        (48,228,663)                -      169,044,065
Execution and clearance fees                            119,663,589        (47,624,879)                -       72,038,710
Payments for order flow                                  60,000,929        (23,694,511)                -       36,306,418
Soft dollar and commission recapture expense              7,372,037                  -                 -        7,372,037
Communications and data processing                       35,439,536         (4,362,329)                -       31,077,207
Depreciation and amortization                            36,065,511         (9,577,388)                -       26,488,123
Occupancy and equipment rentals                          23,556,097         (1,884,874)                -       21,671,223
Professional fees                                        17,111,045           (727,475)                -       16,383,570
Business development                                      7,467,551           (615,251)                -        6,852,300
Writedown of assets and lease loss accrual               16,157,360           (734,500)                -       15,422,860
International charges                                    32,086,389           (865,514)                -       31,220,875
Other                                                    15,403,668         (8,322,609)        6,688,913       13,769,972
                                                    ----------------  -----------------   ---------------  ---------------
       Total expenses                                   587,596,440       (146,637,993)        6,688,913      447,647,360
                                                    ----------------  -----------------   ---------------  ---------------

Loss from continuing operations before income taxes     (63,938,389)         7,089,858        (6,688,913)     (63,537,444)
Income tax benefit                                      (21,518,051)         4,112,242        (2,675,565)     (20,081,374)
                                                    ----------------  -----------------   ---------------  ---------------

Loss before minority interest                           (42,420,338)         2,977,616        (4,013,348)     (43,456,070)

Minority interest in losses of consolidated
subsidiaries                                              5,100,497                  -                 -        5,100,497
                                                    ----------------  -----------------   ---------------  ---------------

Net loss from continuing operations                  $  (37,319,841)   $     2,977,616     $  (4,013,348)  $  (38,355,573)
                                                    ================  =================   ===============  ===============

Basic and diluted earnings per share from
continuing operations                                $        (0.31)   $          0.02     $       (0.03)  $        (0.32)
                                                    ================  =================   ===============  ===============

Shares used in computation of basic and diluted
earnings per share                                      120,771,786        120,771,786       120,771,786      120,771,786
                                                    ================  =================   ===============  ===============


NOTE 1 - The pro forma statement of operations gives effect to the sale of the Derivative Markets business as if the transaction occurred on January 1, 2001. The results of operations of the Derivative Markets business have been removed from the pro forma income statement. The adjustment represents the removal of the corporate overhead expenses, net of taxes, allocated to the Derivative Markets business in 2002, which are included in continuing operations.

              The accompanying notes are an integral part of these pro forma consolidated financial statements.


                                               KNIGHT TRADING GROUP, INC.
                                     PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                       (Unaudited)

                                                                 For the year ended December 31, 2003

                                                    Knight Trading   Derivative Markets     Adjustments
                                                      Group, Inc.         Business            (Note 1)           Pro forma
                                                  -----------------  -------------------   ----------------  ------------------


REVENUES
Net trading revenue                                  $ 394,604,474     $  (126,689,874)          $       -      $  267,914,600
Commissions and fees                                   183,833,734         (20,686,612)                  -         163,147,122
Asset management fees                                   57,903,057                   -                   -          57,903,057
Interest and dividends, net                              2,606,318           1,050,732                   -           3,657,050
Investment income and other                             31,087,137            (823,121)                  -          30,264,016
                                                  -----------------  -------------------   ----------------  ------------------
    Total revenues                                     670,034,720        (147,148,875)                  -         522,885,845
                                                  -----------------  -------------------   ----------------  ------------------

EXPENSES
Employee compensation and benefits                     256,670,370         (49,809,917)                  -         206,860,453
Execution and clearance fees                           128,008,145         (48,372,154)                  -          79,635,991
Payments for order flow                                 51,233,149         (19,054,236)                  -          32,178,913
Soft dollar and commission recapture expense             9,985,651                   -                   -           9,985,651
Communications and data processing                      31,543,549          (3,552,108)                  -          27,991,441
Depreciation and amortization                           28,321,718          (9,120,425)                  -          19,201,293
Occupancy and equipment rentals                         18,340,281          (1,447,901)                  -          16,892,380
Professional fees                                       11,552,667            (559,551)                  -          10,993,116
Business development                                     7,612,933            (453,207)                  -           7,159,726
Writedown of assets and lease loss accrual              46,933,238         (30,425,257)                  -          16,507,981
Other                                                   12,925,262          (7,704,394)          5,930,988          11,151,856
                                                  -----------------  -------------------   ----------------  ------------------
    Total expenses                                     603,126,963        (170,499,150)          5,930,988         438,558,801
                                                  -----------------  -------------------   ----------------  ------------------

Income / loss from continuing operations before
income taxes                                            66,907,757          23,350,275          (5,930,988)         84,327,044
Income tax expense / benefit                            26,258,340           8,899,777          (2,372,395)         32,785,722
                                                  -----------------  -------------------   ----------------  ------------------

Net income / loss from continuing operations            40,649,417          14,450,498          (3,558,593)         51,541,322
                                                  =================  ===================   ================  ==================

Basic earnings per share from continuing
operations                                           $        0.36     $          0.13       $       (0.03)      $       0.46
                                                  =================  ===================   ================  ==================
Diluted earnings per share from continuing
operations                                           $        0.35     $          0.12       $       (0.03)      $       0.44
                                                  =================  ===================   ================  ==================

Shares used in computation of basic earnings
per share                                              112,023,419         112,023,419         112,023,419         112,023,419
                                                  =================  ===================   ================  ==================
Shares used in computation of diluted earnings
per share                                              117,749,743         117,749,743         117,749,743         117,749,743
                                                  =================  ===================   ================  ==================


NOTE 1 - The pro forma statement of operations gives effect to the sale of the Derivative Markets business as if the transaction occurred on January 1, 2001. The results of operations of the Derivative Markets business have been removed from the pro forma income statement. The adjustment represents the removal of the corporate overhead expenses, net of taxes, allocated to the Derivative Markets business in 2003, which are included in continuing operations.

                   The accompanying notes are an integral part of these pro forma consolidated financial statements.

                           KNIGHT TRADING GROUP, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (Unaudited)

1.       Basis of Pro Forma Presentation

         The preceding unaudited pro forma consolidated financial statements are based upon the Company's historical results of operations, adjusted to reflect the pro forma effect as if the sale of substantially all of the assets and assumption of certain liabilities of the Company's Derivative Markets business segment had occurred on January 1, 2001. The historical consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

         The unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the financial position or results of operations that would have actually been recorded had the sale occurred on January 1, 2001. The unaudited pro forma consolidated statement of financial condition includes adjustments, which are based upon estimates, representing the best information available to date, to reflect the gain on the sale of the Derivative Markets business as though it had occurred on September 30, 2004. The estimated gain included within the unaudited pro forma consolidated statement of financial condition is subject to revision as additional information becomes available.

2.       Pro Forma Assumptions and Adjustments

         Adjustments to eliminate the assets sold to and liabilities assumed by Citigroup and to recognize the estimated gain on the sale of $80.5 million, net of taxes, as if the transaction occurred on September 30, 2004 was determined as follows (amounts in millions):

                 Cash proceeds                    $  233.3
                 Net assets sold                     (97.9)
                 Transaction costs                    (5.6)
                 Taxes on gain                       (49.3)
                                               ------------
                 Gain on sale, net of taxes       $   80.5
                                               ============

         Additionally, as part of the sale, the Company received all amounts due the Company from the Derivative Markets segment related to expenses paid on behalf of the business segment and any intercompany loans. The outstanding balance at September 30, 2004 was $78.4 million.

         Subsequent to September 30, 2004, net assets sold to Citigroup increased to $101.7 million, or an increase of approximately $3.7 million. Therefore, the cash actually received on the sale, still subject to post-closing adjustments to the Benchmark Book Value as described in the Agreement, was $237.0 million. The gain on the sale, net of taxes remained at approximately $80.5 million.

         Adjustments on the unaudited pro forma statements of operations relate to corporate overhead expenses, net of taxes, allocated to the Derivative Markets segment. In accordance with Statement of Financial Accounting Standards No. 144 Accounting for the Disposal of Long-Lived Assets, these amounts are added back into the results from continuing operations. Corporate overhead expenses, net of taxes, allocated to the Derivative Markets segment were $3.6 million, $4.0 million and $454,000 for the years ended December 31, 2003, 2002 and 2001, respectively.